OHIO NATIONAL FUND, INC.
Supplement dated July 6, 2007 to the
Prospectus dated May 1, 2007
The following supplements and changes the Ohio National Fund, Inc. Prospectus dated May 1, 2007, as previously supplemented:
Management of Portfolios
Stephen F. Auth is no longer a portfolio manager for the International portfolio. References to Mr. Auth are deleted.
Reiner M. Triltsch has been added as a portfolio manager of the International portfolio. Mr. Triltsch has been a Portfolio Manager of the Fund since June 2007. Mr. Triltsch joined Federated in June 2007 as the Head of the International Equity Team responsible for overseeing the management of all international equity portfolios. Prior to joining Federated, Mr. Triltsch was the Managing Director and Head of International Investments at U.S. Trust from October 2004 to June 2007. He was Executive Director, Chief Investment Officer and Senior Portfolio Manager at WestAM, Ltd. from January 2001 to April 2004. Mr. Triltsch was Managing Director and Co-Founder of Gulfstream Global Investors, Ltd. from January 1991 to January 2001. Mr. Triltsch is a CFA charterholder. Mr. Triltsch earned his B.A. in Liberal Studies, M.B.A. in Finance, and M.A. in Economics from Texas Christian University.
John H. Seabern has been added as a portfolio manager of the Mid Cap Opportunity portfolio. Mr. Seabern is a principal at RS Investments and a co-portfolio manager in the RS Growth Group. He has been a co-portfolio manager of the RS Growth Fund and the RS MidCap Opportunities Fund since May 2007. He also served on the management team of the RS Diversified Growth Fund (now known as the RS Select Growth Fund) from August 1996 until May 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. Mr. Seabern holds a B.S. degree in finance from the University of Colorado and is a Chartered Financial Analyst.
Options
The first sentence on page 45 is deleted and replaced with the following:
     The Income Opportunity portfolio writes call options on equity securities.

OHIO NATIONAL FUND, INC.
Supplement dated July 6, 2007 to the
Statement of Additional Information dated May 1, 2007
The following supplements and changes the Ohio National Fund, Inc. Statement of Additional Information dated May 1, 2007, as previously supplemented:
Portfolio Managers
International Portfolio
Stephen F. Auth is no longer a portfolio manager for the International portfolio. References to Mr. Auth are deleted. Reiner M. Triltsch has been added as a portfolio manager of the International portfolio.
The following information about the Fund’s portfolio manager is provided as of May 31, 2007, prior to Mr. Triltsch’s appointment as Portfolio Manager of the fund. Mr. Triltsch began managing the fund on June 25, 2007.
Reiner Triltsch, Portfolio Manager
Ohio National International Portfolio
Additional Accounts Managed by Portfolio Manager

		Additional Accounts
		/Assets Managed that are
	Total Number of Additional	Subject to Advisory Fee
	Accounts /Total Assets	Based on Account
Type of Account	Managed	Performance

Registered Investment Companies	2 Funds/$379.934 million	0

Other Pooled Investment Vehicles	1 Portfolio/$31.337 million	0

Other Accounts	1 Account/$48.581 million	1 Account/ $48.581 million

Dollar value range of shares owned in the Fund: none
Reiner Triltsch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. Subject to certain guarantee amounts, the annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP for the Fund is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Morgan Stanley Capital International Europe, Australasia and Far East Growth Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Triltsch is also the Portfolio Manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and/or peer groups. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Mid Cap Opportunity Portfolio
John H. Seabern has been added as a portfolio manager of the Mid Cap Opportunity portfolio. The following information regarding Mr. Seabern is provided as of May 31, 2007.
Other Accounts:

		Other Accounts/Assets
		Managed that are Subject to
	Total Number of Other Accounts	Advisory Fee Based
Type of Account	/Total Assets Managed	on Account Performance

Registered Investment Companies	3 Accounts/$587,018,377	0

Other Pooled Investment Vehicles	0	0

Other Accounts	1 Account/$10,039,486	0
Ownership of shares: None
Conflicts of Interest and Compensation: The information provided for John Wallace, a portfolio manager of the Mid Cap Opportunity portfolio, regarding conflicts of interest and compensation in the Statement of Additional Information applies to Mr. Seabern as well.
High Income Bond Portfolio
All references to Nathan Kehm are deleted.
Small Cap Growth Portfolio
The last sentence under “Compensation” in the Small Cap Growth portfolio manager information on page 52 of the Statement of Additional Information is deleted and replaced with the following:
     The Fund’s Lipper peer groups for compensation purposes are the Small-Cap Growth Funds.